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                                                                 Exhibit 10.3



                          ESCROW AND DISBURSEMENT AGREEMENT


          This ESCROW AND DISBURSEMENT AGREEMENT (this "Agreement"), dated as of July 8, 1998, among United States Trust Company of New York, as trustee under the Indenture, as defined below (in such capacity, the "Trustee"), United States Trust Company of New York, as escrow agent (in such capacity, the "Escrow Agent"), Epic Resorts, LLC, a Delaware limited liability company (the "Company"), and Epic Capital Corp. ("Capital Corp." and, together with the Company, the "Note Issuers").

                                       RECITALS

          A. Pursuant to the Indenture, dated as of July 8, 1998 (the "Indenture"), among the Note Issuers, the Subsidiary Guarantors party thereto and the Trustee, the Note Issuers are issuing $130,000,000 aggregate principal amount of their 13% Senior Secured Notes due 2005 (the "Notes").

          B. As security for their obligations under the Notes and the Indenture, the Note Issuers hereby grant to the Trustee, for the benefit of the Trustee and the holders of the Notes, a security interest in and lien upon, subject to and pending disbursement pursuant to this Agreement, the Collateral (as defined herein).

          C. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Escrow Account (as defined herein) and released from the security interest and lien described above.

                                      AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINED TERMS. In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

          APPLIED means that disbursed funds have been applied (i) to the payment of interest on the Notes, (ii) to the payment of principal of and premium, if any, on the Notes, upon a repurchase or redemption thereof in accordance with Section 3.07, Section 3.08 or Section 4.14 of the Indenture, or
(iii) to any combination of the foregoing.

          AVAILABLE FUNDS means (A) the sum of (i) the Initial Escrow Amount and
(ii) interest earned or dividends paid on the funds and investments in the Escrow Account (including holdings of Cash Equivalents), less (B) the aggregate disbursements previously made pursuant to this Agreement.


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          CASH EQUIVALENTS means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof, (iii) demand deposits (including without limitation, interest bearing deposit accounts), certificates of deposit, time deposits and Eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $500 million, (iv) repurchase obligations for underlying securities of the types described in clauses (ii) and (iii) entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper rated A-1 or the equivalent thereof by Moody's or S&P and in each case maturing within one year after the date of acquisition, (vi) investment funds investing 95% of their assets in securities of the types described in clauses (i)-(v) above, (vii) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's or S&P and (viii) indebtedness or preferred stock issued by persons with a rating of A or higher from S&P or A2 or higher from Moody's

          COLLATERAL shall have the meaning given in Section 6(a) hereof.

          CONTROL has the meaning given in Section 8-106 of the UCC.

          ESCROW ACCOUNT shall mean a securities account as defined in Section 8-501 of the UCC established pursuant to Section 2 hereof.

          ESCROW ACCOUNT STATEMENT shall have the meaning given in Section 2(g) hereof.

          INITIAL ESCROW AMOUNT shall mean $16,900,000 of the net proceeds from offering of the Notes.

          INTEREST PAYMENT DATE means December 15, 1998.

          ISSUE DATE means July 8, 1998.

          MOODY'S means Moody's Investors Service, Inc. or its successors.

          OFFICER'S CERTIFICATE means a certificate signed by the President and by the Chief Financial Officer of the Company.

          PAYMENT NOTICE AND DISBURSEMENT REQUEST means a notice sent by the Trustee to the Escrow Agent notifying the Escrow Agent of the Interest Payment Date or other payment date in respect of the Notes and requesting a disbursement of funds from the Escrow Account, in substantially the form of Exhibit A hereto. Each Payment Notice and Disbursement Request shall be signed by an authorized signatory of the Trustee designated in a certificate of the Trustee setting forth specimen signatures of authorized signatories delivered to the Escrow Agent.

          SECURITIES ENTITLEMENTS has the meaning given it in Section 8-102 of the UCC.

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          S&P means Standard and Poor's Ratings Services or its successors.

          UCC means the Uniform Commercial Code in effect in the State of New York on the date hereof.

          2.   ESCROW ACCOUNT; ESCROW AGENT.

          (a) APPOINTMENT OF ESCROW AGENT. The Note Issuers and the Trustee hereby appoint the Escrow Agent, and the Escrow Agent hereby accepts appointment, as escrow agent, under the terms and conditions of this Agreement.

          (b) ESTABLISHMENT OF ESCROW ACCOUNT. Concurrently with the execution and delivery hereof, the Escrow Agent shall establish the Escrow Account in the name of UNITED STATES TRUST COMPANY OF NEW YORK, IN ITS CAPACITY AS ESCROW AGENT FOR THE BENEFIT OF THE TRUSTEE AND THE HOLDERS OF THE 13% SENIOR SECURED NOTES DUE 2005 ISSUED BY EPIC RESORTS, LLC AND EPIC CAPITAL CORP. Subject to Section 3, Section 5 and the other terms and conditions of this Agreement, all funds accepted by the Escrow Agent pursuant to this Agreement shall be held for the Trustee for the benefit of the Trustee and the holders of the Notes. The Note Issuers and the Trustee direct, and the Escrow Agent agrees that, all such funds and Cash Equivalents shall be held in the Escrow Account until disbursed in accordance with the terms hereof. The Escrow Account, and the funds and Cash Equivalents held therein, shall be under the Control of the Trustee for the benefit of the Trustee and the holders of the Notes. Concurrently with the execution and delivery hereof, the Note Issuers shall deliver, or shall authorize the Initial Purchaser (as defined in the Indenture) to deliver, the Initial Escrow Amount to the Escrow Agent for deposit into the Escrow Account.

          (c) MAINTENANCE OF MINIMUM BALANCE IN ESCROW ACCOUNT. At all times subsequent to the Interest Payment Date, and until the date of maturity, redemption or defeasance of the Notes, the Note Issuers shall maintain in the Escrow Account funds sufficient to make the next required interest payment on the Notes (the "Minimum Balance"). The Minimum Balance shall be $8,450,000 unless the Note Issuers certify in an Officer's Certificate that such next interest payment is a lesser amount. Failure to maintain the Minimum Balance, which failure shall continue for 60 days following written notice of such failure by the Trustee, shall constitute an Event of Default under the Indenture.

          (d) ESCROW AGENT COMPENSATION. The Note Issuers shall pay to the Escrow Agent such compensation for services to be performed by it under this Agreement as the Note Issuers and the Escrow Agent may agree in writing from time to time. In the event that the Note Issuers shall fail to pay to the Escrow Agent such compensation, and such failure shall continue for 30 days after notice thereof, the Escrow Agent shall be entitled to disburse from the Escrow Account at such time all such amounts due to the Escrow Agent (including the reasonable expenses described in the next succeeding paragraph).

          The Note Issuers shall reimburse the Escrow Agent upon request for all reasonable expenses, disbursements, and advances incurred or made by the Escrow Agent in


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implementing any of the provisions of this Agreement, including compensation and the reasonable expenses and disbursements of its counsel, except any such expense, disbursement, or advance as may arise from its gross negligence or willful misconduct.

          (e) INVESTMENT OF FUNDS IN ESCROW ACCOUNT. Funds deposited in the Escrow Account shall be invested and reinvested upon the following terms and conditions:

               (i) PERMITTED INVESTMENTS. Funds deposited or held in the Escrow Account shall be initially invested by the Escrow Agent in cash items (including, without limitation, interest bearing deposit accounts) and Cash Equivalents in accordance with the Note Issuers' written instructions to the Escrow Agent. Thereafter, the Escrow Agent shall invest all funds (including proceeds of any such investments at maturity and interest earned and dividends paid on any such investments) in the Escrow Account in Cash Equivalents designated by the Note Issuers in writing from time to time; provided, however, that the Note Issuers shall only designate investment of funds in Cash Equivalents maturing in an amount sufficient to, and/or generating interest income sufficient to, when added to the balance of funds held in the Escrow Account; PROVIDED, FURTHER, HOWEVER, that any such written instruction shall specify the particular investment to be made, shall state that such investment is authorized to be made hereby, shall contain the certification referred to in Section 2(e)(ii), if required, and shall be executed by an Officer of each Note Issuer. The Escrow Agent shall not be liable for losses on any investments made by it pursuant to and in compliance with this Section. In the absence of qualifying instructions form the Note Issuers that meet the requirements of this Section 2(e), the Escrow Agent shall have no obligation to invest funds held in the Escrow Account.

               (ii) SECURITY INTEREST IN INVESTMENTS. No investment of funds in the Escrow Account shall be made unless the Note Issuers have certified to the Escrow Agent and the Trustee that, upon such investment, the Trustee will have a first priority perfected security interest in the applicable investment. A certificate as to a class of investments need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments, which continued accuracy the Escrow Agent may conclusively assume. On the date hereof, and within ten days of each anniversary of the Issue Date thereafter until the date upon which the balance of the Available Funds shall have been reduced to zero and the termination of this Agreement, each of the Trustee and the Escrow Agent shall receive an Opinion of Counsel (as such term is defined in the Indenture) to the Note Issuers, dated the date hereof or thereof, as the case may be, to the effect that the Escrow Agreement creates a valid and enforceable security interest in the Collateral in favor of the Trustee for the benefit of the holders of the Notes and such opinion shall meet the requirements of Section 314(b) of the Trust Indenture Act of 1939, as amended (the TIA).

               (iii) INTEREST AND DIVIDENDS. All interest earned and dividends paid on funds invested in Cash Equivalents shall be deposited in the Escrow Account as additional Collateral in favor of the Trustee for the benefit of the holders of the Notes (subject to Section 3 and Section 5) and, if not required to be disbursed in accordance


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     with the terms hereof, shall be reinvested in accordance with the terms hereof at the Note Issuers' written instruction.

               (iv)   LIMITATION ON ESCROW AGENT'S RESPONSIBILITIES.   The
     Escrow Agent's sole responsibilities under this Section 2 shall be (a) to follow the Note Issuers' written instructions given in accordance with
     Section 2(d)(i) hereof, (B) to invest and reinvest funds pursuant to this
     Section 2(d) and (C) to use reasonable efforts to reduce to cash such Cash Equivalents as may be required to fund any disbursement in accordance with
     Section 3 hereof. Except as provided in Section 6, the Escrow Agent shall have no other responsibilities with respect to performing or maintaining the perfection of the Trustee's security interest in the Collateral and shall not be required to file any instrument, document or notice in any public office at any time or times. In connection with clause (C) above and subject to the following sentence, the Escrow Agent shall not be required to reduce to cash any Cash Equivalents to fund any disbursement or payment in accordance with Section 3 in the absence of written instructions signed by an Officer of each Note Issuer specifying the particular investment to liquidate. If no such written instructions are received, the Escrow Agent may liquidate those Cash Equivalents having the lowest interest rate per annum or if none such exist, those having the nearest maturity.

          (f) SUBSTITUTION OF ESCROW AGENT. The Escrow Agent may resign by giving not less than 30 days prior written notice to the Note Issuers and the Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all funds and Cash Equivalents maintained by the Escrow Agent hereunder and copies of all books, records, plans and other documents in the Escrow Agent's possession relating to such funds or Cash Equivalents or this (which approvals shall not be unreasonably withheld or delayed) and (ii) the date the Note Issuers, the Trustee and such successor escrow agent enter into this Agreement or any written successor agreement; and the Escrow Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith. If a successor escrow agent has not been appointed or has not accepted such appointment within 30 days after notice of resignation is given to the Note Issuers, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent.

          (g) ESCROW ACCOUNT STATEMENT. Each month, the Escrow Agent shall deliver to the Note Issuers and the Trustee a statement signed by the Escrow Agent in a form reasonably satisfactory to the Note Issuers and the Trustee setting forth with reasonable particularity the balance of funds then in the Escrow Account and the manner in which such funds are invested (an "Escrow Account Statement"). The parties hereto irrevocably instruct the Escrow Agent that on the first date upon which the balance in the Escrow Account (including the holdings of all Cash Equivalents) is reduced to zero, the Escrow Agent shall deliver to the Note Issuers and to the Trustee a notice that the balance in the Escrow Account has been reduced to zero.


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

          3.   DISBURSEMENTS.

          (a) PAYMENT NOTICE AND DISBURSEMENT REQUEST DISBURSEMENTS. The Trustee shall, not less than five (5) Business Days (as defined in the Indenture) prior to the Interest Payment Date or to a date of redemption or purchase pursuant to Section 3.07, Section 3.08 or Section 4.14 of the Indenture in respect of the Notes, submit to the Escrow Agent a completed Payment Notice and Disbursement Request substantially in the form of Exhibit A hereto.

          The Escrow Agent's disbursement pursuant to any Payment Notice and Disbursement Request shall be subject to the satisfaction of the applicable conditions set forth in Section 3(b) hereof. Provided such Payment Notice and Disbursement Request is not rejected by it, the Escrow Agent as soon as reasonably practicable on the Interest Payment Date shall disburse the funds requested in such Payment Notice and Disbursement Request by wire or book-entry transfer of immediately available funds to the account of the Trustee for the benefit of the Trustee and the holders of the Notes. The Escrow Agent shall notify the Trustee as soon as reasonably possible (but not later than two (2) Business Days from the date of receipt of the Payment Notice and Disbursement Request) if any Payment Notice and Disbursement Request is rejected and the reasons therefor. In the event such rejection is based upon nonsatisfaction of the condition in Section 3(b)(A) below, the Trustee shall thereupon resubmit the Payment Notice and Disbursement Request with appropriate changes.

          (b) CONDITIONS PRECEDENT TO DISBURSEMENT. The Escrow Agent's payment of any disbursement shall be made only if: (A) the Trustee shall have submitted, in accordance with the provisions of Section 3(a) herein, a completed Payment Notice and Disbursement Request to the Escrow Agent substantially in the form of Exhibit A with blanks appropriate filled in and (B) the Escrow Agent shall not have received any notice from the Trustee that as a result of an Event of Default (as defined in the Indenture) the indebtedness represented by the Notes has been accelerated and has become due and payable (in which event the Escrow Agent shall apply all Available Funds as required by Section 6(c)(iii) hereof).

          (c) DISTRIBUTION OF AMOUNTS IN EXCESS OF MINIMUM BALANCE. Subsequent to the Interest Payment Date, and so long as no Event of Default (as defined in the Indenture) has occurred and is continuing, the Escrow Agent shall upon receipt of an Officer's Certificate of the type referenced in Section 2(c) and the written request of the Company, disburse funds in the Escrow Account in excess of the Minimum Balance to or on the order of the Company.

          4. ESCROW AGENT; LIMITATION OF THE ESCROW AGENT'S LIABILITY; RESPONSIBILITIES OF THE ESCROW AGENT. The Escrow Agent's responsibility and liability under this Agreement shall be limited as follows: (i) the Escrow Agent does not represent, warrant or guaranty to the holders of the Notes or the Trustee from time to time as a consequence of performance or non-performance by the Escrow Agent hereunder, except for any gross negligence or willful misconduct of the Escrow Agent; (iii) the Note Issuers shall remain solely responsible for all aspects of the Note Issuers' business and conduct; and (iv) the Escrow Agent is not obligated to supervise, inspect, or inform the Note Issuers or any third party of any matter referred to above.


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

          No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by provisions of any agreement beyond the specific terms hereof. Specifically and without limiting the foregoing, the Escrow Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the directions of the Note Issuers and the terms hereof, of any funds or Cash Equivalents held by it hereunder, including without limitation, any liability for any delay not resulting from gross negligence or willful misconduct in such investment, reinvestment or liquidation, or for any loss of principal or income incident to any such delay.

          The Escrow Agent shall be entitled to rely upon any judicial order or judgment, upon any written opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by the Note Issuers or the Trustee in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Escrow Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

          At any time the Escrow Agent may request in writing an instruction in writing from the Note Issuers, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder; PROVIDED, HOWEVER, that the Escrow Agent shall state in such request that it believes in good faith that such proposed course of action is consistent with another identified provision of this Agreement. The Escrow Agent shall not be liable to the Note Issuers for acting without the Note Issuers' consent in accordance with such a proposal on or after the date specified therein if (i) the specified date is at least two (2) Business Days after the Note Issuers receive the Escrow Agent's request for instructions and its proposed course of action, and (ii) prior to so acting, the Escrow Agent has not received the written instructions requested from the Note Issuers.

          The Escrow Agent may act pursuant to the written advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to clause (ii) of the first paragraph of this Section) shall not be liable for any action taken or omitted in accordance with such advice.

          The Escrow Agent shall not be called upon to advise any person as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

          In the event of any ambiguity in the provisions of this Agreement with respect to any funds or property deposited hereunder, the Escrow Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such property or funds, and the Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a



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court of competent jurisdiction or settled by agreement between the conflicting claimants as evidence in a writing, satisfactory to the Escrow Agent, or the Escrow Agent shall have received security or an indemnity satisfactory to the escrow Agent sufficient to save the Escrow Agent harmless from and against any and all loss, liability or expense which the Escrow Agent may incur by reason of its acting. The Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other Judicial relief or orders as the Escrow Agent may deem necessary.

No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

          5. INDEMNITY. The Note Issuers shall, jointly and severally, indemnify, hold harmless and defend the Escrow Agent and its directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs, and reasonable legal fees arising from the Escrow Agent's performance or non-performance, or in connection with its acceptance or appointment as Escrow Agent, under this agreement, except to the extent that such liability, expense or claim is directly attributable to the gross negligence or willful misconduct of any of the foregoing persons. In connection with any claim, action, obligation, liability or expense for which indemnification is sought by the Escrow Agent hereunder, the Escrow Agent shall be entitled to recover its costs from the Note Issuers and from funds available in the Escrow Account as provided in Section 2(d). The provisions of this Section shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Escrow Agent.

          6. GRANT OF SECURITY INTEREST: INSTRUCTIONS TO ESCROW AGENT. (a) The Note Issuers hereby irrevocably grant a first priority security interest in and lien on, and pledges, assigns and sets over to the Trustee for the benefit of the Trustee and the holders of the Notes, all of the Note Issuers' right, title and interest in the Escrow Account and all property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Escrow Account, including without limitation, all funds held and Cash Equivalents held therein, all Securities Entitlements arising with respect thereto, as well as all rights of the Note Issuers under this Agreement, and all proceeds of any and all of the foregoing collateral (collectively, the "Collateral"), in order to secure all obligations and indebtedness of the Note Issuers under the Notes and any other obligation, now or hereafter arising, of every kind and nature, owed by the Note Issuers under the Indenture to the holders of the Notes or to the Trustee. The Note Issuers shall take all actions necessary on its part to insure the continuance of a first priority security interest in the Collateral in favor of the Trustee for the benefit of the Trustee and holders of the Notes in order to secure all such obligations and indebtedness.

          (b) The Note Issuers irrevocably instruct the Escrow Agent to comply with any and all instructions, directions or entitlement orders originated by the Trustee regarding the disposition of the Escrow Account, all Cash Equivalents now or hereafter deposited therein, and all Securities Entitlements arising with respect thereto, without further consent by the Note Issuers, PROVIDED that the Escrow Agent may comply with directions of the Note Issuers on investment of cash and Cash Equivalents as provided in Section 2(d). The Escrow Agent and the


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Note Issuers agree to treat any and all cash, securities and other property held in or credited to the Escrow Account from time to time as financial assets under Article 8 of the UCC. The Note Issuers hereby direct the Escrow Agent, and the Escrow Agent hereby agrees, to permit the Trustee to exercise the rights that comprise the financial assets (as defined in Article 8 of the UCC) credited to the Escrow Account from time to time. The Note Issuers and the Escrow Agent agree that no person other than the Trustee has Control of the Escrow Account, the Cash Equivalents now or hereafter deposited therein and the Securities Entitlements arising with respect thereto, and further covenant and agree not to grant Control over any such Collateral to any other person until this Agreement is terminated. The Escrow Agent hereby acknowledges and agrees that it will hereafter follow the instructions of the Trustee with regard to the Escrow Account and the Cash Equivalents now or hereafter deposited therein; it being acknowledged that notwithstanding the grant of Control to the Trustee, the Note Issuers may direct the Escrow Agent to make investments in accordance with Section 2(d) hereof.

          (c) The Note Issuers and the Trustee hereby irrevocably instruct the Escrow Agent to, and the Escrow Agent will, (i)(A) maintain sole dominion and control over funds in the Escrow Account for the benefit of the Trustee to the extent specifically required herein, (B) maintain, or cause its agent within the State of New York to maintain, possession of all certificated Cash Equivalents purchased hereunder that are physically possessed by the Escrow Agent in order for the Trustee to enjoy a continuous perfected first priority securing interest therein under the law of the State of New York (the Note Issuers hereby agreeing that in the event any certificated Cash Equivalents are in the possession of the
Note Issuers or a third party, the Note Issuers shall use their best efforts to deliver all such certificates to the Escrow Agent), (C)(i) maintain the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims against the Escrow Agent of any nature now or hereafter existing in favor of anyone other than the Trustee or holders of the Notes; (ii) promptly notify the Trustee if the Escrow Agent receives written notice that any person other than the Trustee or holders of the Notes has a lien or security interest upon any portion of the Collateral (other than any claim which Escrow Agent may have against the Escrow Account for unpaid fees and expenses) and (iii) in addition to disbursing amounts held in escrow pursuant to any Payment Notice and Disbursement Requests given to it by the Trustee pursuant to Section 3, upon receipt of written notice from the Trustee of the acceleration of the maturity of the Notes or the failure by the Note Issuers to pay principal on the Notes, and direction from the Trustee to disburse all Available Funds to the Trustee, as promptly as practicable, after following the procedures set forth in Section 3, disburse all funds held in the Escrow Account to the Trustee and transfer title to all Cash Equivalents held by the Escrow Agent hereunder to the Trustee. The lien and security interest provided for by this Section 6 shall automatically terminate and cease as to, and shall not extend or apply to, and the Trustee shall have no security interest in, any funds disbursed by the Escrow Agent to the Note Issuers pursuant to this Agreement to the extent not inconsistent with the terms hereof. The Escrow Agent shall act solely as the Trustee's agent in connection with the duties under this Section 6, notwithstanding any other provision contained int his Agreement, without any right to receive compensation from the Trustee and without any authority to obligate the Trustee or to compromise or pledge its security interest hereunder.

          (d) Any money and Cash Equivalents collected by the Trustee pursuant to Section 6(c)(iii) shall be applied as provided in the Indenture.


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

          (e) Upon demand, the Note Issuers will execute and deliver to the Trustee such instruments and documents as the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Collateral. The Trustee will take all necessary action to preserve and protect the security interest created hereby as a lien and encumbrance upon the Collateral.

          (f) The Note Issuers hereby appoint the Trustee as its attorney-in-fact with full power of substitution to do any act which the Note Issuers are obligated herein to do, and the Trustee may exercise such rights as the Note Issuers might exercise with respect to the Collateral and to take any action int he Note Issuers' name to protect the Trustee's security hereunder.

          7.   TERMINATION.  This Agreement shall terminate automatically ten
(10) days following disbursements of all funds remaining in the Escrow Account (including Cash Equivalents), unless sooner terminated by agreement of the parties hereto (in accordance with the terms hereof and not in violation of the Indenture); PROVIDED, HOWEVER, that the obligations of the Note Issuers under
Section 5 (and any existing claims thereunder) shall survive termination of this Agreement or the resignation of the Escrow Agent; and PROVIDED FURTHER, that until such tenth day, the Note Issuers will cause this Agreement or any permitted successor agreement) to remain in effect and will cause there to be an escrow agent (including any permitted successor thereto) acting hereunder (or under any such permitted successor agreement). In addition to the rights provided under Section 6(c)(iii) hereof, upon an Event of Default and for so long as such Event of Default continues, the Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC or other applicable law, and the Trustee may also upon obtaining possession of the Collateral as set forth herein, without notice to the Note Issuers except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Note Issuers acknowledge and agree that any such private sale may result in prices and other terms less favorable to the seller than if such were a public sale. The Note Issuers agree that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the Note Issuers of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          8.   MISCELLANEOUS.

          (a) WAIVER. Any party hereto may specifically waive any reach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

          (b) INVALIDITY. If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

          (c) ASSIGNMENT. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

          (d) BENEFIT. The parties hereto and their successors and permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof; PROVIDED, HOWEVER, that the holders of the Notes and their permitted assigns shall be entitled to the benefits hereof and to enforce this Agreement.

          (e) TIME. Time is of the essence of each provision of this Agreement.

          (f) ENTIRE AGREEMENT: AMENDMENTS. This Agreement and the Indenture contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only in accordance with Article 9 of the Indenture and further by a writing signed by a duly authorized representative of each party hereto.

          (g) NOTICES. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; (b) three (3) Business Days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows; (c) when transmitted by telecopy with verbal confirmation of receipt by the telecopy operator; or (d) one Business Day following the day timely delivered to a next-day air courier:

          To Escrow Agent:

          United States Trust Company of New York
          114 West 47th Street
          New York, New York  10036-1532

          Attention:  Corporate Trust Department
          Telecopy:   212/852-1626/27/32
          Telephone:  212/852-1673

          To the Trustee:

          United States Trust Company of New York
          114 West 47th Street
          New York, New York  10036-1532

          Attention:  Corporate Trust Department
          Telecopy:   212/852-1626/27/32
          Telephone:  212/852-1673

          To the Note Issuers:

          Epic Resorts, LLC
          Epic Capital Corp.
          1150 First Avenue
          Suite 900
          King of Prussia, Pennsylvania  19406

          Attention:  Thomas F. Flatley
          Telecopy:   610/992-1590
          Telephone:  610/992-4719

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.

          (h) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (i) CAPTIONS. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

          (j) CHOICE OF LAW. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the laws of the State of New York. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York, or by a United States Court, sitting in New York City. The Note Issuers hereby submit to the personal jurisdiction of such courts, hereby waive personal service of process upon it and consent that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Note Issuers at their address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed, and hereby waive the right to a trial by jury in any action or proceeding with the Escrow Agent. All actions and proceedings brought by the
Note Issuers against the Escrow Agent relating to or arising from, directly or indirectly, this Agreement shall be litigated only in courts within the State of New York.

          (k) The Note Issuers hereby represent and warrant that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of the Note Issuers. The execution, delivery and performance of this Agreement by the Note Issuers does not violate any applicable law or regulation to which the Note Issuers are subject and does not require the consent of any governmental or other regulatory body to which the Note Issuers are subject, except for such consents and approvals as have been obtained and are in full force and effect.

          IN WITNESS WHEREOF, the parties have executed and delivered this Escrow and Disbursement Agreement as of the date first above written.

                                        UNITED STATES TRUST COMPANY OF NEW YORK, as Escrow Agent


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                           Name:
                                           Title:

                                        EPIC RESORTS, LLC
                                        by:  EPIC MEMBERSHIP CORP., its Managing
                                        Member


                                        By: /s/ T.F. Flatley
                                           ------------------------------------
                                           Name:   Thomas F. Flatley
                                           Title:  President

                                        EPIC CAPITAL CORP.


                                        By: /s/ T.F. Flatley
                                           -----------------------------------
                                           Name:   Thomas F. Flatley
                                           Title:  President

                                        UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


                                        By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                     EXHIBIT A



                   FORM OF PAYMENT, NOTICE AND DISBURSEMENT REQUEST

                             (Letterhead of the Trustee)

                                                                         [Date]

United States Trust Company of New
114 West 47th Street
New York, New York  10036-1532
Attn:  James D. Nesci

          Re:  Disbursement Request No.
               (indicate whether revised)

Ladies and Gentlemen:

          We refer to the Escrow and Disbursement Agreement, dated as of July 8, 1998 as amended and supplemented to the date hereof (the "Escrow Agreement"), among you (the "Escrow Agent"), the undersigned as Trustee, Epic Resorts, LLC, a Delaware limited liability company (the "Company") and Epic Capital Corp. ("Capital Corp." and, together with the Note Issuers, the "Company"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

          This letter constitute a Payment Notice and Disbursement Request under the Escrow Agreement.

          [Choose one of the following, as applicable.]

          [The undersigned hereby notifies you that a scheduled interest payment in the amount of $_______ is due and payable on _______________, 19___, and requests a disbursement of funds contained in the Escrow Account in such amount to the Trustee.]

          [The undersigned hereby notifies you that a scheduled interest payment in the amount of $_______ is due and payable on _______________, 19___, which amount exceeds the amount of remaining Available Funds in the Escrow Account. Accordingly, you are hereby requested to disburse all remaining funds contained in the Escrow Account to the Trustee such that the balance in the Escrow Account is reduced to zero.]

          [The undersigned hereby notifies you that a payment of $_______ is due and payable on _______________, 19___, in connection with a repurchase or redemption of Notes, plus accrued interest, if any, pursuant to the provisions of [Section 3.07] [Section 3.08] [Section 4.14] of the Indenture and requests a disbursement of funds contained in the Escrow account in such amount. [The undersigned hereby notifies you that a payment of $______ is due and payable on ____________, 19___ in connection with a repurchase or redemption of Notes, plus accrued Interest, if any, pursuant to the provisions of [Section 3.07] [Section 4.14] of the Indenture, which amount exceeds the amount of remaining Available Funds in the Escrow account. Accordingly, you are hereby requested to disburse to the Trustee all remaining funds contained in the Escrow Account such that the balance in the Escrow account is reduced to zero.]

          [The undersigned hereby notifies you that Notes equaling $______ in aggregate principal amount have been retired or defeased and authorizes you to release $_______ of funds in the Escrow Account to the Note Issuers (to an account designated by the Note Issuers in writing), which amount represents the interest payments on such Retired Notes.]

          In connection with the requested disbursement, the undersigned hereby notifies you that:

          1. The Notes have not, as a result of an Event of Default (as defined in the Indenture), been accelerated and become due and payable.

          2. All prior disbursements from the Escrow Account have been Applied.

          3.   [Add wire instructions.]

          The Escrow Agent is entitled to rely on the foregoing in disbursing funds relating to this Payment Notice and Disbursement Request.

                                        UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


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